Asset Retirement Obligations	12 Months Ended
Dec. 31, 2018
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligations

15. Asset Retirement Obligations

The majority of Anadarko’s AROs relate to the plugging of wells and the related abandonment of oil and gas properties. Revisions in estimated liabilities during the period relate primarily to changes in estimates of asset retirement costs and include, but are not limited to, revisions of estimated inflation rates, changes in property lives, and the expected timing of settlement. The following summarizes changes in the Company’s AROs:

millions	2018	2017
Carrying amount at January 1	$2,794	$2,931
Liabilities acquired	—	4
Liabilities incurred	153	191
Property dispositions	(99)	(154)
Liabilities settled	(274)	(135)
Accretion expense	130	144
Revisions in estimated liabilities	395	(187)
Carrying amount at December 31	$3,099	$2,794